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                                                                 Exhibit 32.02



CERTIFICATION BY THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, J. Michael Losh, Chief Financial Officer of Cardinal Health, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, that:

     (1) the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2004 containing the financial statements of the Company (the "Periodic Report"), which this statement accompanies, fully complies with the requirements of Section 13(a)* or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and

     (2) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

          * Except to the extent that Exchange Act Rule 13a-15(a), if applicable to this certification, is ever deemed violated with respect to the matters described in "Part I, Item 4: Controls and Procedures" of the Periodic Report.


Dated: November 9, 2004



                                    /s/ J. Michael Losh
                                    ------------------------------
                                    J. Michael Losh
                                    Chief Financial Officer